UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Strategic Volatility Equity Fund

Semiannual report
1 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PSVEX

Putnam
Strategic Volatility
Equity Fund

Semiannual report
1 | 31 | 17

Message from the Trustees	1

Interview with your fund’s portfolio managers	3

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company, sector, or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. Our use of leverage obtained through derivatives may increase the fund’s risk of loss by increasing investment exposure. You can lose money by investing in the fund.

Message from the Trustees

March 13, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

2 Strategic Volatility Equity Fund

Rob is Chief Investment Officer, Global Asset Allocation, at Putnam. He holds an M.B.A. from New York University Stern School of Business and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Adrian has an M.B.A. from the University of Pennsylvania Wharton School and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

How would you describe the investment environment for stocks during the six-month reporting period ended January 31, 2017?

ROB It was a generally good environment for stocks, but the period also saw its ups and downs. It began on the heels of the “Brexit” referendum in the United Kingdom, by which voters voiced their desire for Britain to leave the European Union. After a short period of global panic in the immediate aftermath of the Brexit vote, equity investors assimilated the news, discounted it on the basis of solid growth in the U.S. economy, and became buyers of U.S. stocks. Thus, equity markets began to rally in July and continued to advance during the late summer of 2016. As the U.S. presidential campaign began to heat up in the early fall, however, equity investors took a break from buying, and amid the uncertainties of the colorful presidential campaign, the markets basically moved sideways.

The mood changed following the surprise election of Donald Trump in early November, as equity investors reacted quite favorably in anticipation of the new administration’s pro-growth, deregulation, and tax-reform policy initiatives. From the election through the end of the period,

Strategic Volatility Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Strategic Volatility Equity Fund

equity markets ran quite strongly, achieving all-time highs. Concurrent with the market’s advance, a significant sector rotation also took place as investors digested the possibility of new federal infrastructure spending, which helped propel the prospects of companies in the industrials sector. Expectations for deregulation provided impetus for the financials sector, which helped drive many bank stocks higher.

On the flip side of this rotation, interest-rate-sensitive sectors such as utilities, consumer staples, and real estate all fell out of favor. This was exacerbated by the mid-December decision of the U.S. Federal Reserve to raise its federal funds target rate by 25 basis points, or one-quarter of one percent. Furthermore, the Fed signaled that it might continue gradually raising the federal funds rate in an effort to curb inflation if the U.S. economy continued to accelerate.

For the six months ended January 31, 2017, the S&P 500 Index, a broad measure of U.S. stock market performance, advanced 5.96%. The market’s sector rotation rewarded the more pro-cyclical segments of the economy, with financial, information technology, and industrial stocks putting up the strongest returns. Meanwhile, the more-defensive sectors of the economy struggled, as reflected by the single-digit negative returns of stocks in the real estate, health-care, and telecommunication services sectors.

How did Putnam Strategic Volatility Equity Fund perform during the reporting period?

ADRIAN The fund had a small positive return, but — as might be expected during a period when there was not a great deal of volatility in the equity markets — it underperformed the broader market, as measured by the S&P 500 Index. Furthermore, the fund’s strategic use of leverage, which we employ in an effort to achieve a better return than average, helped performance only marginally.

For the six months ended January 31, 2017, the fund’s class A shares before sales charge returned 0.54%, compared with the 5.96% advance of the S&P 500 benchmark. The most significant factors in the fund’s underperformance were stock selection and the index “put” option strategy that we employed in an effort to give the fund downside protection in the event of sharply falling stock prices. The fund’s “call-writing” strategy — which earns premiums in exchange for selling potential upside performance — also detracted, albeit to a minimal degree.

While the fund’s modest return was well shy of its benchmark, it was within our range of expectations given our investment strategy, which favors low-volatility securities and also seeks to protect against downside risk through the use of its options overlay discipline.

As co-managers, Rob and I run the fund on a sector-neutral basis. This means that we maintain the fund’s sector allocations in line with those of the S&P 500 Index. We do not seek to generate excess returns for the fund by overemphasizing or underemphasizing our investments in different economic sectors. Instead, we seek excess performance through the process of individual stock selection, making use of both quantitative and qualitative research and analysis to assemble a portfolio of low-beta, or low-risk, equity securities that we believe will replicate the broad market’s performance but with lower volatility.

Our strategy of investing in stocks that tend to exhibit less volatility than the broader market did not prove beneficial to the fund’s relative results during the period, nor did the fund’s options overlay strategies, which worked against us during a period when the stock market rallied to all-time highs.

How were derivatives used during the period?

ROB We wrote and purchased options in an effort to generate additional income for the portfolio and manage downside risks. We also used total return swaps to gain exposure to specific sectors or industries. While total return

Strategic Volatility Equity Fund 5

swaps had a positive impact on fund performance, these gains were offset by the negative impact of our options strategies.

Could you describe in greater detail how options strategies detracted from the fund’s relative performance?

ROB The fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To execute this strategy, we write (or sell) short-term index “call” options on the S&P 500. In so doing, the fund earns a cash premium, but it forgoes the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, but can detract from relative performance when equity returns rise sharply, as they did in the market rally following the U.S. presidential election in November 2016. In addition, we buy long-term index “put” options for the fund. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and thus can reduce returns, but they also can provide tail-risk protection and can lower volatility enough to improve the portfolio’s risk-adjusted return. In essence, our dual options strategy allows us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses at the index level.

Unfortunately, the fund’s options strategies proved to be a drag on our results versus the S&P 500 Index during the six-month period. The significant expense of buying downside protection via the put-option strategy weighed heavily on the fund’s return during a period when the market was advancing. At the same time, albeit to a lesser extent, the fund’s call-writing strategy put a lid on realizing the full measure of gains during the periods when the market rallied strongly.

As co-managers, Adrian and I actively manage our options strategies to reflect our current expectations of market volatility, and we adjust our use of these strategies based on anticipated changes with the intention of smoothing out the effects of the market’s inevitable ups and downs over time.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

6 Strategic Volatility Equity Fund

Stock selection also held back relative performance. Which holdings were the most notable detractors?

ADRIAN While low-beta stocks have performed well for the fund in the past, they had a pretty rough go of it during the equity market rally of the most recent six-month period. The largest individual detractor from performance was the fund’s significant overweight position in McKesson Corporation, a longtime holding of the fund. McKesson is the largest U.S. distributor of pharmaceuticals, and its stock price took a big hit in the fall of 2016 after the company reported lower-than-expected earnings.

Not holding positions in Bank of America or JPMorgan Chase also detracted. These two large components of the S&P 500 Index tend to be higher-beta stocks within the financials sector, which is one reason we decided not to hold them in our low-beta fund. By having neither position, however, the fund missed participating in the strong upside moves of these stocks, which — along with much of the financials sector — performed very well after the presidential election and the expectation of industry deregulation under the new administration.

A large overweight position in Dollar General, the chain of off-price retail stores, was an additional drag on the fund’s relative performance. Like McKesson, Dollar General saw its share price drop after reporting weaker-than-expected financial results. Although both of these low-beta stocks performed poorly during the period, they remain core constituents of the portfolio.

Where did the fund have better performance?

ROB As Adrian mentioned, we run the fund on a sector-neutral basis. So while not holding some of the higher-beta names in the financials sector hurt fund performance during the post-election rally, the fund was well represented in the sector and still benefited from the rising tide experienced by financials as a whole. The fund’s largest contributor to relative performance was its substantial overweight position in PNC Financial Services, a regional banking company that performed very well during the period. An out-of-benchmark position in Voya Financial, a U.S. investment, retirement, and insurance company, also made a strong contribution to relative performance.

A large overweight position in semiconductor equipment and services supplier Applied Materials was a solid contributor as well. The company benefited from growing demand for its products from makers of smartphones, which was reflected in strong earnings growth and solid gains in its stock price.

Not holding a position in global biopharmaceutical company Bristol-Myers Squibb, a large component of the benchmark index, also contributed to the fund’s relative performance. By not holding a stake in Bristol-Myers Squibb and a handful of other health-care names, we dodged the negative results of the sector shift away from health care that occurred during the period, especially following the surprise result of the U.S. presidential election and its prospects for significant changes to federal health-care policy.

What is your outlook for the equity markets over the next several months?

ADRIAN The post-election rally since last fall created a lot of dispersion in the market, which I believe may help active managers outperform. Underneath that favorable environment, however, I believe there are a number of relevant macroeconomic factors that bear watching. For example, the Fed has signaled its intentions with regard to the likely path of

Strategic Volatility Equity Fund 7

interest rates, so the market will be looking to price-in the possibility of perhaps two to three additional rate hikes during the 2017 calendar year. What effect such rate hikes would have on U.S. economic growth and the strength of the U.S. dollar will attract much attention as the year continues to unfold.

We will be keeping a close eye on upcoming elections in Europe, beginning with the one in France this spring and later in Germany. If the populism theme that seems to have dominated the Brexit vote and the U.S. election carries on in continental Europe, we believe it could have far-reaching implications for the ultimate viability of the eurozone.

We believe that investors in the United States will now be focusing on how successful the new administration will be in accomplishing its campaign promises around deregulation, tax reform, and infrastructure spending. On the potentially more worrisome side, we will be watching the extent to which U.S. trade policy becomes more protectionist under the Trump administration. On the one hand, efforts to bring more economic activity back to the United States could help domestic growth improve; on the other, there is the worry that such protectionism might trigger other events, like a series of trade wars, which could stall domestic economic growth.

A good deal of uncertainty remains as we look further out into 2017. Although we’ve recently seen major U.S. stock indexes touch record highs, this bull market has been running for eight years now, making it historically one of the longer runs of stock market strength. Should equity markets begin to roll over, we think the fund and its sector-neutral, low-beta stock selection strategy will be well positioned.

Gentlemen, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Strategic Volatility Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Class A (3/18/13)
Before sales charge	29.60%	6.93%	18.49%	5.82%	10.55%	0.54%

After sales charge	22.15	5.31	11.68	3.75	4.20	–5.24

Class B (3/18/13)
Before CDSC	25.82	6.12	15.78	5.00	9.66	0.05

After CDSC	22.82	5.46	12.78	4.09	4.66	–4.73

Class C (3/18/13)
Before CDSC	25.83	6.12	15.81	5.01	9.71	0.08

After CDSC	25.83	6.12	15.81	5.01	8.71	–0.88

Class M (3/18/13)
Before sales charge	27.06	6.39	16.69	5.28	9.94	0.18

After sales charge	22.62	5.41	12.60	4.04	6.09	–3.32

Class Y (3/18/13)
Net asset value	30.72	7.17	19.32	6.06	10.72	0.52

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Strategic Volatility Equity Fund 9

Comparative index returns For periods ended 1/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

S&P 500 Index	59.19%	12.77%	36.20%	10.85%	20.04%	5.96%

Lipper Large-Cap
Core Funds category	49.87	10.98	28.90	8.80	18.23	5.66
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 1/31/17, there were 897, 872, 792, and 757 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.527		$0.484	$0.467	$0.478		$0.555

Capital gains	—		—	—	—		—

Total	$0.527		$0.484	$0.467	$0.478		$0.555

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/16	$11.04	$11.71	$10.84	$10.82	$10.93	$11.33	$11.07

1/31/17	10.57	11.21	10.36	10.36	10.47	10.85	10.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Class A (3/18/13)
Before sales charge	28.98%	6.96%	14.60%	4.65%	6.73%	2.10%

After sales charge	21.57	5.30	8.01	2.60	0.60	–3.77

Class B (3/18/13)
Before CDSC	25.45	6.17	12.17	3.90	5.92	1.83

After CDSC	22.45	5.50	9.25	2.99	0.92	–3.04

Class C (3/18/13)
Before CDSC	25.34	6.15	12.09	3.88	5.85	1.66

After CDSC	25.34	6.15	12.09	3.88	4.85	0.69

Class M (3/18/13)
Before sales charge	26.58	6.43	12.96	4.15	6.21	1.85

After sales charge	22.15	5.43	9.00	2.92	2.49	–1.72

Class Y (3/18/13)
Net asset value	30.22	7.23	15.51	4.92	7.00	2.26

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Strategic Volatility Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
7/31/16*†	1.20%	1.95%	1.95%	1.70%	0.95%

Total annual operating expenses for the fiscal
year ended 7/31/16†	2.69%	3.44%	3.44%	3.19%	2.44%

Annualized expense ratio for the six-month
period ended 1/31/17‡	1.16%	1.91%	1.91%	1.66%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

‡ Includes a decrease of 0.14% from annualizing the performance fee adjustment for the six months ended 1/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$5.86	$9.63	$9.63	$8.38	$4.60

Ending value (after expenses)	$1,005.40	$1,000.50	$1,000.80	$1,001.80	$1,005.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Strategic Volatility Equity Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$5.90	$9.70	$9.70	$8.44	$4.63

Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,016.84	$1,020.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Strategic Volatility Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Strategic Volatility Equity Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Strategic Volatility Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Strategic Volatility Equity Fund 15

The fund’s portfolio 1/31/17 (Unaudited)

COMMON STOCKS (93.4%)*	Shares	Value

Aerospace and defense (4.7%)

BWX Technologies, Inc.	321	$13,318

General Dynamics Corp.	360	65,189

L3 Technologies, Inc.	115	18,249

Northrop Grumman Corp.	473	108,355

Raytheon Co.	755	108,841

		313,952

Air freight and logistics (1.7%)

United Parcel Service, Inc. Class B	1,038	113,277

		113,277

Airlines (0.4%)

Southwest Airlines Co.	559	29,241

		29,241

Banks (5.5%)

Associated Banc-Corp.	210	5,313

PNC Financial Services Group, Inc. (The)	938	112,991

Popular, Inc. (Puerto Rico)	383	17,017

SunTrust Banks, Inc.	699	39,717

TCF Financial Corp.	669	11,607

U.S. Bancorp	894	47,069

Wells Fargo & Co.	2,156	121,447

Western Alliance Bancorp †	226	11,160

		366,321

Beverages (0.3%)

Constellation Brands, Inc. Class A	58	8,686

PepsiCo, Inc.	85	8,821

		17,507

Capital markets (1.2%)

Bank of New York Mellon Corp. (The)	800	35,784

Intercontinental Exchange, Inc.	658	38,401

MSCI, Inc.	103	8,523

		82,708

Chemicals (1.0%)

Ashland Global Holdings, Inc.	103	12,260

Scotts Miracle-Gro Co. (The) Class A	123	11,312

Sherwin-Williams Co. (The)	141	42,837

		66,409

Commercial services and supplies (1.2%)

Waste Management, Inc.	1,191	82,775

		82,775

Communications equipment (3.4%)

Cisco Systems, Inc.	4,455	136,858

Juniper Networks, Inc.	2,640	70,699

Motorola Solutions, Inc.	266	21,469

		229,026

Consumer finance (1.8%)

Ally Financial, Inc.	907	19,156

Capital One Financial Corp.	536	46,841

Discover Financial Services	745	51,614

		117,611

16 Strategic Volatility Equity Fund

COMMON STOCKS (93.4%)* cont.	Shares	Value

Containers and packaging (1.4%)

Avery Dennison Corp.	533	$38,920

Bemis Co., Inc.	273	13,301

Berry Plastics Group, Inc. †	282	14,390

Crown Holdings, Inc. †	292	15,818

Sonoco Products Co.	226	12,419

		94,848

Distributors (0.1%)

Pool Corp.	91	9,606

		9,606

Diversified consumer services (0.3%)

ServiceMaster Global Holdings, Inc. †	536	19,821

		19,821

Diversified financial services (1.6%)

Berkshire Hathaway, Inc. Class B †	383	62,866

Voya Financial, Inc.	1,030	41,427

		104,293

Diversified telecommunication services (2.7%)

AT&T, Inc.	1,039	43,804

Verizon Communications, Inc.	2,759	135,219

		179,023

Electric utilities (2.9%)

American Electric Power Co., Inc.	622	39,845

Eversource Energy	268	14,826

Great Plains Energy, Inc.	452	12,453

PG&E Corp.	978	60,528

Southern Co. (The)	1,021	50,468

Westar Energy, Inc.	247	13,508

		191,628

Electronic equipment, instruments, and components (0.2%)

Fitbit, Inc. Class A †	1,709	10,271

		10,271

Energy equipment and services (2.3%)

Dril-Quip, Inc. †	93	5,785

Schlumberger, Ltd.	1,483	124,142

TechnipFMC PLC (United Kingdom) †	791	26,593

		156,520

Equity real estate investment trusts (REITs) (2.1%)

Brandywine Realty Trust R	393	6,327

Corporate Office Properties Trust R	224	7,128

Equity Commonwealth † R	332	10,239

Equity Lifestyle Properties, Inc. R	106	7,838

Equity One, Inc. R	222	6,924

Equity Residential Trust R	493	29,960

Highwoods Properties, Inc. R	203	10,436

Liberty Property Trust R	245	9,406

Macerich Co. (The) R	184	12,639

Mid-America Apartment Communities, Inc. R	73	6,931

Public Storage R	32	6,880

Regency Centers Corp. R	199	13,876

Strategic Volatility Equity Fund 17

COMMON STOCKS (93.4%)* cont.	Shares	Value

Equity real estate investment trusts (REITs) cont.

Retail Properties of America, Inc. Class A R	338	$5,060

Weingarten Realty Investors R	156	5,558

		139,202

Food and staples retail (2.2%)

CVS Health Corp.	950	74,870

Sysco Corp.	1,306	68,513

US Foods Holding Corp. †	133	3,618

		147,001

Food products (2.1%)

General Mills, Inc.	1,071	66,916

Hershey Co. (The)	710	74,884

		141,800

Health-care equipment and supplies (1.3%)

C.R. Bard, Inc.	119	28,242

Intuitive Surgical, Inc. †	85	58,879

		87,121

Health-care providers and services (4.0%)

AmerisourceBergen Corp.	342	29,850

DaVita Inc. †	614	39,143

McKesson Corp.	495	68,879

UnitedHealth Group, Inc.	795	128,870

		266,742

Hotels, restaurants, and leisure (2.1%)

Aramark	216	7,309

Hyatt Hotels Corp. Class A †	225	12,310

McDonald’s Corp.	926	113,500

Vail Resorts, Inc.	33	5,661

		138,780

Household products (2.0%)

Church & Dwight Co., Inc.	316	14,290

Clorox Co. (The)	71	8,520

Colgate-Palmolive Co.	1,093	70,586

Kimberly-Clark Corp.	89	10,781

Procter & Gamble Co. (The)	349	30,572

		134,749

Industrial conglomerates (1.6%)

Carlisle Cos., Inc.	95	10,365

Honeywell International, Inc.	793	93,828

		104,193

Insurance (3.3%)

Aflac, Inc.	449	31,426

Alleghany Corp. †	14	8,562

Allstate Corp. (The)	170	12,786

American Financial Group, Inc.	108	9,306

Aspen Insurance Holdings, Ltd.	245	13,818

Assured Guaranty, Ltd.	244	9,494

Everest Re Group, Ltd.	104	22,873

Hanover Insurance Group, Inc. (The)	75	6,296

Marsh & McLennan Cos., Inc.	699	47,546

18 Strategic Volatility Equity Fund

COMMON STOCKS (93.4%)* cont.	Shares	Value

Insurance cont.

Reinsurance Group of America, Inc.	129	$16,186

Travelers Cos., Inc. (The)	381	44,874

		223,167

Internet software and services (4.2%)

Alphabet, Inc. Class A †	208	170,600

CommerceHub, Inc. Ser. C †	397	5,788

eBay, Inc. †	3,251	103,479

		279,867

IT Services (5.7%)

Amdocs, Ltd.	432	25,363

Automatic Data Processing, Inc.	1,094	110,483

Broadridge Financial Solutions, Inc.	314	20,890

CoreLogic, Inc. †	275	9,699

Fiserv, Inc. †	566	60,805

Genpact, Ltd. †	413	10,193

Paychex, Inc.	1,478	89,109

Vantiv, Inc. Class A †	989	61,555

		388,097

Leisure products (0.6%)

Hasbro, Inc.	496	40,925

		40,925

Life sciences tools and services (2.2%)

Agilent Technologies, Inc.	470	23,016

Charles River Laboratories International, Inc. †	99	7,999

Thermo Fisher Scientific, Inc.	696	106,063

VWR Corp. †	170	4,405

Waters Corp. †	52	7,366

		148,849

Machinery (0.4%)

Allison Transmission Holdings, Inc.	839	29,348

		29,348

Media (3.2%)

CBS Corp. Class B (non-voting shares)	714	46,046

Comcast Corp. Class A	665	50,154

Interpublic Group of Cos., Inc. (The)	1,277	30,048

John Wiley & Sons, Inc. Class A	127	6,998

Madison Square Garden Co. (The) Class A †	30	5,270

News Corp. Class B	344	4,352

Omnicom Group, Inc.	48	4,111

Twenty-First Century Fox, Inc.	2,151	67,498

		214,477

Metals and mining (0.2%)

Reliance Steel & Aluminum Co.	186	14,815

		14,815

Mortgage real estate investment trusts (REITs) (2.0%)

AGNC Investment Corp. R	3,021	56,402

Annaly Capital Management, Inc. R	2,768	28,289

Chimera Investment Corp. R	1,219	21,491

Strategic Volatility Equity Fund 19

COMMON STOCKS (93.4%)* cont.	Shares	Value

Mortgage real estate investment trusts (REITs) cont.

MFA Financial, Inc. R	1,555	$12,269

Two Harbors Investment Corp. R	1,563	13,708

		132,159

Multi-utilities (0.2%)

NiSource, Inc.	678	15,167

		15,167

Multiline retail (1.1%)

Dollar General Corp.	1,038	76,625

		76,625

Oil, gas, and consumable fuels (3.3%)

Exxon Mobil Corp.	2,216	185,895

Phillips 66	331	27,016

World Fuel Services Corp.	204	9,074

		221,985

Personal products (0.1%)

Coty, Inc. Class A	241	4,627

		4,627

Pharmaceuticals (5.5%)

Johnson & Johnson	1,539	174,292

Merck & Co., Inc.	920	57,031

Pfizer, Inc.	4,261	135,202

		366,525

Semiconductors and semiconductor equipment (2.5%)

Applied Materials, Inc.	2,723	93,263

Texas Instruments, Inc.	1,022	77,202

		170,465

Software (1.5%)

Intuit, Inc.	315	37,353

Microsoft Corp.	595	38,467

Synopsys, Inc. †	420	26,414

		102,234

Specialty retail (3.4%)

AutoZone, Inc. †	103	74,673

Home Depot, Inc. (The)	111	15,271

Lowe’s Cos., Inc.	1,172	85,650

TJX Cos., Inc. (The)	693	51,920

		227,514

Technology hardware, storage, and peripherals (1.2%)

Apple, Inc.	670	81,305

		81,305

Textiles, apparel, and luxury goods (0.3%)

Carter’s, Inc.	124	10,385

PVH Corp.	98	9,193

		19,578

Tobacco (2.1%)

Altria Group, Inc.	1,932	137,520

Philip Morris International, Inc.	39	3,749

		141,269

20 Strategic Volatility Equity Fund

COMMON STOCKS (93.4%)* cont.	Shares	Value

Water utilities (0.3%)

American Water Works Co., Inc.	269	$19,755

		19,755

Total common stocks (cost $5,469,177)		$6,263,178

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (2.0%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jan-18/$195.00	$6,361	$33,706

SPDR S&P 500 ETF Trust (Put)	Dec-17/195.00	7,459	35,904

SPDR S&P 500 ETF Trust (Put)	Nov-17/186.00	7,593	21,944

SPDR S&P 500 ETF Trust (Put)	Oct-17/183.00	7,321	17,079

SPDR S&P 500 ETF Trust (Put)	Sep-17/180.00	7,212	12,723

SPDR S&P 500 ETF Trust (Put)	Aug-17/183.00	7,701	12,120

Total purchased options outstanding (cost $264,185)			$133,476

SHORT-TERM INVESTMENTS (5.9%)*	Shares	Value

Putnam Short Term Investment Fund 0.74% L	183,537	$183,537

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.47% P	210,000	210,000

Total short-term investments (cost $393,537)		$393,537

TOTAL INVESTMENTS

Total investments (cost $6,126,899)		$6,790,191

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $6,705,589.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $916 to cover certain derivative contracts.

WRITTEN OPTIONS OUTSTANDING at 1/31/17 (premiums $1,636) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Feb-17/$235.00	$6,543	$916

Total			$916

Strategic Volatility Equity Fund 21

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.

baskets	22	$—	12/1/17	(3 month USD-	A basket (CGPUTQL2)	$111,482
				LIBOR-BBA plus	of common stocks
				0.37%)

Total		$—				$111,482

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$747,326	$—	$—

Consumer staples	586,953	—	—

Energy	378,505	—	—

Financials	1,026,259	—	—

Health care	869,237	—	—

Industrials	672,786	—	—

Information technology	1,261,265	—	—

Materials	176,072	—	—

Real estate	139,202	—	—

Telecommunication services	179,023	—	—

Utilities	226,550	—	—

Total common stocks	6,263,178	—	—

Purchased options outstanding	—	133,476	—

Short-term investments	393,537	—	—

Totals by level	$6,656,715	$133,476	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(916)	$—

Total return swap contracts	—	111,482	—

Totals by level	$—	$110,566	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Strategic Volatility Equity Fund

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,943,362)	$6,606,654
Affiliated issuers (identified cost $183,537) (Notes 1 and 5)	183,537

Dividends, interest and other receivables	8,624

Receivable for shares of the fund sold	872

Receivable for investments sold	1,636

Receivable from Manager (Note 2)	18,128

Unrealized appreciation on OTC swap contracts (Note 1)	111,482

Prepaid assets	49,671

Total assets	6,980,604

LIABILITIES

Payable for shares of the fund repurchased	22,159

Payable for custodian fees (Note 2)	14,019

Payable for investor servicing fees (Note 2)	1,644

Payable for Trustee compensation and expenses (Note 2)	271

Payable for administrative services (Note 2)	72

Payable for distribution fees (Note 2)	1,376

Payable for auditing and tax fees	14,800

Written options outstanding, at value (premiums $1,636) (Notes 1 and 3)	916

Collateral on certain derivative contracts, at value (Note 1)	210,000

Other accrued expenses	9,758

Total liabilities	275,015

Net assets	$6,705,589

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,869,814

Undistributed net investment income (Note 1)	27,093

Accumulated net realized loss on investments (Note 1)	(966,812)

Net unrealized appreciation of investments	775,494

Total — Representing net assets applicable to capital shares outstanding	$6,705,589

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,431,591 divided by 419,437 shares)	$10.57

Offering price per class A share (100/94.25 of $10.57)*	$11.21

Net asset value and offering price per class B share ($92,914 divided by 8,966 shares)**	$10.36

Net asset value and offering price per class C share ($326,120 divided by 31,474 shares)**	$10.36

Net asset value and redemption price per class M share ($79,854 divided by 7,627 shares)	$10.47

Offering price per class M share (100/96.50 of $10.47)*	$10.85

Net asset value, offering price and redemption price per class Y share
($1,775,110 divided by 167,863 shares)	$10.57

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund 23

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $13)	$82,164

Interest (including interest income of $272 from investments in affiliated issuers) (Note 5)	272

Securities lending (net of expenses) (Notes 1 and 5)	145

Total investment income	82,581

EXPENSES

Compensation of Manager (Note 2)	21,693

Investor servicing fees (Note 2)	5,553

Custodian fees (Note 2)	5,669

Distribution fees (Note 2)	8,196

Administrative services (Note 2)	128

Reports to shareholders	4,584

Auditing and tax fees	7,389

Legal	5,317

Blue sky expense	28,979

Other	209

Fees waived and reimbursed by Manager (Note 2)	(45,717)

Total expenses	42,000

Expense reduction (Note 2)	(14)

Net expenses	41,986

Net investment income	40,595

Net realized loss on investments (Notes 1 and 3)	(175,918)

Net realized loss on swap contracts (Note 1)	(18,218)

Net realized loss on written options (Notes 1 and 3)	(7,922)

Net unrealized appreciation of investments, swap contracts and written options during the period	176,657

Net loss on investments	(25,401)

Net increase in net assets resulting from operations	$15,194

The accompanying notes are an integral part of these financial statements.

24 Strategic Volatility Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$40,595	$132,777

Net realized loss on investments	(202,058)	(192,381)

Net unrealized appreciation (depreciation) of investments	176,657	(141,750)

Net increase (decrease) in net assets resulting
from operations	15,194	(201,354)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(225,045)	(493)

Class B	(4,146)	—

Class C	(14,887)	—

Class M	(3,486)	—

Class Y	(99,897)	(9,605)

Net realized short-term gain on investments

Class A	—	(84,705)

Class B	—	(1,015)

Class C	—	(3,928)

Class M	—	(1,133)

Class Y	—	(56,970)

From net realized long-term gain on investments
Class A	—	(67,468)

Class B	—	(808)

Class C	—	(3,129)

Class M	—	(903)

Class Y	—	(45,378)

Decrease from capital share transactions (Note 4)	(797,454)	(1,575,792)

Total decrease in net assets	(1,129,721)	(2,052,681)

NET ASSETS

Beginning of period	7,835,310	9,887,991

End of period (including undistributed net investment
income of $27,093 and $333,959, respectively)	$6,705,589	$7,835,310

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

January 31, 2017**	$11.04	.06	—[e]	.06	(.53)	—	(.53)	$10.57	.54*	$4,432	.59*	.53*	—*

July 31, 2016	11.38	.16	(.19)	(.03)	—[e]	(.31)	(.31)	11.04	(.14)	4,806	1.20	1.51	127

July 31, 2015	11.00	.10	1.07	1.17	(.79)	—[e]	(.79)	11.38	10.83	5,503	1.21	.92	108

July 31, 2014	10.35	.08	1.19	1.27	(.62)	—	(.62)	11.00	12.53	4,269	1.26	.75	68

July 31, 2013†	10.00	.02	.33	.35	—	—	—	10.35	3.50 *	3,090	.49*	.18*	21*

Class B

January 31, 2017**	$10.84	.01	(.01)	—[e]	(.48)	—	(.48)	$10.36	.05*	$93	.96*	.14*	—*

July 31, 2016	11.25	.08	(.18)	(.10)	—	(.31)	(.31)	10.84	(.79)	51	1.95	.79	127

July 31, 2015	10.93	.02	1.05	1.07	(.75)	—[e]	(.75)	11.25	9.91	81	1.96	.16	108

July 31, 2014	10.32	—[e]	1.19	1.19	(.58)	—	(.58)	10.93	11.74	48	2.01	(.03)	68

July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	21	.76*	(.09)*	21*

Class C

January 31, 2017**	$10.82	.02	(.01)	.01	(.47)	—	(.47)	$10.36	.08*	$326	.96*	.15*	—*

July 31, 2016	11.24	.07	(.18)	(.11)	—	(.31)	(.31)	10.82	(.88)	341	1.95	.70	127

July 31, 2015	10.89	.02	1.05	1.07	(.72)	—[e]	(.72)	11.24	9.99	289	1.96	.14	108

July 31, 2014	10.32	—[e]	1.18	1.18	(.61)	—	(.61)	10.89	11.74	162	2.01	—[f]	68

July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	16	.76*	(.08)*	21*

Class M

January 31, 2017**	$10.93	.03	(.01)	.02	(.48)	—	(.48)	$10.47	.18*	$80	.84*	.28*	—*

July 31, 2016	11.31	.10	(.17)	(.07)	—	(.31)	(.31)	10.93	(.51)	83	1.70	.97	127

July 31, 2015	10.97	.05	1.05	1.10	(.76)	—[e]	(.76)	11.31	10.14	75	1.71	.43	108

July 31, 2014	10.33	.02	1.20	1.22	(.58)	—	(.58)	10.97	12.05	68	1.76	.20	68

July 31, 2013†	10.00	—[e]	.33	.33	—	—	—	10.33	3.30 *	10	.67*	—*f	21*

Class Y

January 31, 2017**	$11.07	.07	(.01)	.06	(.56)	—	(.56)	$10.57	.52*	$1,775	.46*	.67*	—*

July 31, 2016	11.40	.19	(.18)	.01	(.03)	(.31)	(.34)	11.07	.21	2,554.95		1.82	127

July 31, 2015	11.02	.13	1.07	1.20	(.82)	—[e]	(.82)	11.40	11.04	3,939.96		1.16	108

July 31, 2014	10.36	.11	1.18	1.29	(.63)	—	(.63)	11.02	12.81	2,010	1.01	.99	68

July 31, 2013†	10.00	.03	.33	.36	—	—	—	10.36	3.60*	878	.39*	.30*	21*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

January 31, 2017	0.62%

July 31, 2016	1.56

July 31, 2015	1.58

July 31, 2014	3.40

July 31, 2013	2.69

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26 Strategic Volatility Equity Fund	Strategic Volatility Equity Fund 27

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Strategic Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. Under normal circumstances, the fund invests at least 80% its net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks combined with the options, total return swaps, and other derivative strategies described below, may be able to earn investment returns in excess of market returns, but with volatility comparable to the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to invest in total return swaps on market indices, the fund’s individual portfolio securities, or baskets of securities, and in other derivatives to increase the fund’s exposure to low beta stocks, which will create investment leverage. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. The fund may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective February 27, 2017, the fund will be closed to new investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

28 Strategic Volatility Equity Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

Strategic Volatility Equity Fund 29

security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

30 Strategic Volatility Equity Fund

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Strategic Volatility Equity Fund 31

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $763,784 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $6,157,686, resulting in gross unrealized appreciation and depreciation of $882,958 and $250,453, respectively, or net unrealized appreciation of $632,505.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed

32 Strategic Volatility Equity Fund

its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.366% of the fund’s average net assets before a decrease of $5,224 (0.071% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2017 to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $923 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2017 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $44,794 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,482	Class M	61

Class B	58	Class Y	1,699

Class C	253	Total	$5,553

Strategic Volatility Equity Fund 33

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $14 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$5,800

Class B	1.00%	1.00%	398

Class C	1.00%	1.00%	1,695

Class M	1.00%	0.75%	303

Total			$8,196

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $247 and no monies from the sale of class A and class M shares, respectively, and received $260 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$—	$1,365,479

U.S. government securities (Long-term)	—	—

Total	$—	$1,365,479

34 Strategic Volatility Equity Fund

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums
Written options outstanding at the beginning of the reporting period	$25,590	$4,478

Options opened	105,471	31,392

Options exercised	—	—

Options expired	(102,292)	(26,462)

Options closed	(22,226)	(7,772)

Written options outstanding at the end of the reporting period	$6,543	$1,636

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	6,684	$71,923	36,724	$392,543

Shares issued in connection with
reinvestment of distributions	6,380	67,118	5,764	60,871

	13,064	139,041	42,488	453,414

Shares repurchased	(28,788)	(305,975)	(91,126)	(939,669)

Net decrease	(15,724)	$(166,934)	(48,638)	$(486,255)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	5,875	$61,887	890	$9,226

Shares issued in connection with
reinvestment of distributions	401	4,146	175	1,823

	6,276	66,033	1,065	11,049

Shares repurchased	(2,022)	(21,275)	(3,584)	(37,955)

Net increase (decrease)	4,254	$44,758	(2,519)	$(26,906)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,824	$19,048	16,809	$177,533

Shares issued in connection with
reinvestment of distributions	1,441	14,887	679	7,057

	3,265	33,935	17,488	184,590

Shares repurchased	(3,312)	(34,350)	(11,732)	(122,104)

Net increase (decrease)	(47)	$(415)	5,756	$62,486

Strategic Volatility Equity Fund 35

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,093	$11,379

Shares issued in connection with
reinvestment of distributions	334	3,486	194	2,036

	334	3,486	1,287	13,415

Shares repurchased	(330)	(3,460)	(255)	(2,607)

Net increase	4	$26	1,032	$10,808

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	9,902	$106,144	118,258	$1,287,718

Shares issued in connection with
reinvestment of distributions	9,307	98,003	10,495	110,927

	19,209	204,147	128,753	1,398,645

Shares repurchased	(82,071)	(879,036)	(243,594)	(2,534,570)

Net decrease	(62,862)	$(674,889)	(114,841)	$(1,135,925)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	296,000	70.6%	$3,128,720

Class M	1,150	15.1	12,041

At the close of the reporting period, two shareholders of record owned 6.7% and 5.8%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$59,400	$165,175	$224,575	$60	$—

Putnam Short Term
Investment Fund**	337,935	1,232,974	1,387,372	272	183,537

Totals	$397,335	$1,398,149	$1,611,947	$332	$183,537

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

36 Strategic Volatility Equity Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$47,000

Written equity option contracts (contract amount) (Note 3)	$19,000

OTC total return swap contracts (notional)	$3,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Investments,
Equity contracts	Receivables	$244,958	Payables	$916

Total		$244,958		$916

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Swaps	Total

Equity contracts	$(259,899)	$(18,218)	$(278,117)

Total	$(259,899)	$(18,218)	$(278,117)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Swaps	Total

Equity contracts	$36,588	$104,972	$141,560

Total	$36,588	$104,972	$141,560

Strategic Volatility Equity Fund 37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	JPMorgan Chase Bank N.A.	Total

Assets:

OTC Total return swap contracts*#	$—	$ 111,482	$—	$ 111,482

Purchased options**#	12,120	17,079	104,277	133,476

Total Assets	$12,120	$128,561	$104,277	$244,958

Liabilities:

OTC Total return swap contracts*#	—	—	—	—

Written options#	916	—	—	916

Total Liabilities	$916	$—	$—	$916

Total Financial and Derivative	$11,204	$128,561	$104,277	$244,042
Net Assets

Total collateral received (pledged)†##	$—	$128,561	$40,000

Net amount	$11,204	$—	$64,277

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Note 10: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to liquidate the fund. The liquidation is subject to certain conditions and is expected to occur in the first quarter of 2017.

38 Strategic Volatility Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Strategic Volatility Equity Fund 39

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40 Strategic Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Strategic Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017